Summary Prospectus	August 28, 2012

Invesco Gold & Precious Metals Fund

Class: A (IGDAX), B (IGDBX), C (IGDCX), Investor (FGLDX), Y (IGDYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated August 28, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective(s)
The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y	Investor

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y	Investor

Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None	0.25

Other Expenses	0.31	0.31	0.31	0.31	0.31

Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses	1.29	2.04	2.04	1.04	1.29

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$674	$936	$1,219	$2,021

Class B	$707	$940	$1,298	$2,176

Class C	$307	$640	$1,098	$2,369

Class Y	$106	$331	$574	$1,271

Investor Class	$131	$409	$708	$1,556

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$674	$936	$1,219	$2,021

Class B	$207	$640	$1,098	$2,176

Class C	$207	$640	$1,098	$2,369

Class Y	$106	$331	$574	$1,271

Investor Class	$131	$409	$708	$1,556

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in exploring for mining, processing, or dealing and investing in gold and other precious metals such as silver, platinum and palladium, as well as diamonds (the gold and precious metals sector). The Fund invests predominantly in equity securities. The principal type of equity securities purchased by the Fund is common stock.

In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment

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requirement. The Fund invests up to 10% of its assets in gold bullion, which is counted toward the 80% investment requirement.

The Fund may invest up to 100% of its net assets in foreign securities of issuers doing business in the gold and precious metals sector. The Fund invests in issuers of all market capitalizations.

The Fund can utilize derivative instruments, including call options. The Fund can utilize call options for hedging and investment purposes. A call option is an option contract in which the buyer has the right, but not the obligation, to buy a specified quantity of a security at a specified price within a fixed period of time. For the seller of a call option, an option contract represents an obligation to sell the underlying security at the specified price if the option is exercised by the buyer. The seller is paid a premium for taking on the risk associated with the obligation.

In selecting all securities for the Fund, the portfolio manager uses a research-oriented, bottom-up investment approach using a combination of fundamental and valuation analysis. The portfolio manager seeks issuers that limit their hedging of gold or precious metals pricing. The portfolio manager also focuses on gold and precious metals issuers with the ability to increase production capacity at low costs, while having the potential to make major discoveries around the world. In general, the Fund emphasizes issuers that the portfolio manager believes are strongly managed and will generate above average long-term capital appreciation.

The portfolio manager will consider selling a security of an issuer if, among other things, (1) a security reaches its target price; (2) a change in fundamentals occurs – either issuer specific or industry wide; (3) a change in management occurs; or (4) a more attractive investment opportunity is identified.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Gold Bullion Risk. To the extent the Fund invests in gold bullion, it will earn no income. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

Gold and Precious Metals Industry Risk. Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Sector Fund Risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

Small- and Mid-Capitalization Risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Investor Class shares year-to-date (ended June 30, 2012): -12.53%
Best Quarter (ended March 31, 2002): 33.92%
Worst Quarter (ended September 30, 2008): -31.00%

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Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10	Since
	Year	Years	Years	Inception

Investor Class shares: Inception (1/19/1984)
Return Before Taxes	-17.98%	9.09%	19.41%	—%
Return After Taxes on Distributions	-19.82	8.25	18.68	—
Return After Taxes on Distributions and Sale of Fund Shares	-11.30	7.50	17.38	—

Class A shares: Inception (3/28/2002)	-22.53	7.90	—	15.64

Class B shares: Inception (3/28/2002)	-22.39	7.99	—	15.78

Class C shares: Inception (2/14/2000)	-19.27	8.29	18.48	—

Class Y shares[1]: Inception (10/3/2008)	-17.77	9.30	19.52	—

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.09	-0.25	2.92	—

Philadelphia Gold & Silver Index (price only) (reflects no deduction for fees, expenses or taxes)	-20.28	4.89	12.75	—

Lipper Precious Metals Funds Index	-19.30	9.46	20.75	—

1	Class Y shares’ performance shown prior to the inception date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares’ performance reflects any applicable fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.

Portfolio Manager	Title	Length of Service on the Fund

Andrew Lees	Portfolio Manager	2008

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by telephone at 800-959-4246.

New or additional investments in Class B shares are not permitted. The minimum investments for Class A, C, Y and Investor Class shares for fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	$50	$50

IRAs, Roth IRAs and Coverdell ESAs	$250	$25

All other accounts	$1,000	$50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

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